Exhibit 10.1.4

CONSENT AND WAIVER NO. 1

TO

SENIOR SUBORDINATED CREDIT AGREEMENT

This CONSENT AND WAIVER NO. 1 TO SENIOR SUBORDINATED CREDIT AGREEMENT, dated as of February 15, 2006 (this “Consent”), among HealthSouth Corporation (the “Borrower”), and the Lenders party hereto, is being entered into in connection with that certain Senior Subordinated Credit Agreement, dated as of January 16, 2004 (the “Credit Agreement”), among the Borrower, the Lenders from time to time party thereto and Credit Suisse (formerly Credit Suisse First Boston), as administrative agent (the “Administrative Agent”), syndication agent and arranger. Capitalized terms used herein and not defined herein shall have the respective meanings assigned to such terms in the Credit Agreement.

WHEREAS, the Borrower is contemplating a series of transactions pursuant to which, among other things, the Borrower will (a) offer to repurchase and, to the extent tendered, repurchase substantially all of its outstanding senior notes and senior subordinated notes, (b) repay all outstanding Loans and pay all other amounts due under, and terminate, the Credit Agreement and (c) repay certain other outstanding indebtedness (the transactions referred to in clauses (a) through (c) above being called the “Debt Refinancing”);

WHEREAS, in connection with the Debt Refinancing the Borrower has requested that, notwithstanding the limitation contained in Section 2.12 of the Credit Agreement, the Lenders permit the Loans to be prepaid on or prior to March 20, 2006; and

WHEREAS, the Required Lenders have indicated their willingness to consent to such early prepayment on the terms and subject to the satisfaction of the conditions and compliance with the covenants set forth herein;

NOW, THEREFORE, in consideration of the mutual agreements contained in this Consent and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Consent. Effective upon the Effective Date (as defined below), the Lenders party hereto, constituting the Required Lenders, hereby consent, notwithstanding the limitation contained in Section 2.12 of the Credit Agreement, to permit the Borrower to prepay the Loans in full at any time on or prior to March 20, 2006; provided, however, any such prepayment of the Loans shall include (i) the payment of all principal and accrued but unpaid interest on the Loans and the payment of all other Obligations owing under Credit Agreement, including the reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent, through the date of such prepayment, and (ii) such prepayment shall be accompanied by a prepayment premium on the principal amount of each Loan prepaid of 15.00%. In the event the Loans are not prepaid as provided in clauses (i) and (ii) above on or prior to March 20, 2006, and regardless of whether or not the Debt Refinancing has been consummated, this Consent shall be null and void and cease to be of any further force and effect.

SECTION 2. Waiver. Effective upon the Effective Date, the Required Lenders hereby waive Section 2.12(b) of the Credit Agreement in connection with the prepayment contemplated in Section 1 above to the extent such Section requires irrevocable notice three Business Days prior to a prepayment of Loans under the Credit Agreement.

SECTION 3. Conditions Precedent. This Consent and Waiver shall become effective on the date (the “Effective Date”) when each of the following shall have occurred; provided, however, in the event the Effective Date has not occurred prior to 5:00 p.m. (New York time) on February 22, 2006, then this Consent shall be null and void and cease to be of any further force and effect.

(a) The Administrative Agent shall have received counterparts of this Consent that, when taken together, bear the signatures of the Borrower and the Required Lenders (or, in the case of any party as to which an executed counterpart has not been received, the Administrative Agent shall have received written confirmation from such party of execution of a counterpart hereof by such party).

(b) The Borrower shall have paid the Administrative Agent the fee payable in connection with this Consent required by agreement between them.

(c) The Borrower shall have paid in full the invoice dated February 9, 2006 in the amount of $83,715.37 for legal fees incurred by the Administrative Agent and any reasonable and documented out-of-pocket expenses incurred by the Administrative Agent in connection with this Consent and invoiced to the Borrower prior to the Effective Date, including the reasonable and documented fees, charges and disbursements of counsel to the Administrative Agent.

SECTION 4. References to Credit Agreement.

(a) From and after the effectiveness of this Consent and the modifications to the Credit Agreement contemplated hereby, all references in the Credit Agreement to “this Agreement”, “hereof”, “herein”, and similar terms shall mean and refer to the Credit Agreement, as amended and modified by this Consent (to the extent applicable), and all references in other documents to the Credit Agreement shall mean such agreement as modified by this Consent (to the extent applicable).

(b) The execution, delivery and effectiveness of this Consent and the waiver contemplated hereby shall not operate as a waiver of any right, power or remedy of the Lenders under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement, except to the extent expressly set forth herein.

SECTION 5. Ratification and Confirmation. The Credit Agreement is hereby ratified and confirmed and, except as herein agreed, remains in full force and effect.

SECTION 6. Execution and Counterparts. This Consent may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page by telecopier shall be effective as delivery of a manually executed counterpart.

SECTION 7. Governing Law. This Consent and the rights and obligations of the parties hereto under this Consent shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed and delivered by their respective proper and duly authorized officers as of the date first written above.

HEALTHSOUTH CORPORATION, as Borrower

By:	/s/ John Workman
Name:	John Workman
Title:	Executive Vice President and Chief Financial Officer

SIGNATURE PAGE TO CONSENT AND WAIVER NO. 1 TO THE HEALTHSOUTH SENIOR SUBORDINATED CREDIT AGREEMENT

Watch Tower CLO I PLC, as Lender

By:	Citadel Limited Partnership, Collateral
Manager

By:	Citadel Investment Group, L.L.C., its General
Partner

	By:	/s/ Erica L. Tarpey
	Name:	Erica L. Tarpey
	Title:	Authorized Signatory

SIGNATURE PAGE TO CONSENT AND WAIVER NO. 1 TO THE HEALTHSOUTH SENIOR SUBORDINATED CREDIT AGREEMENT

Lehman Commercial Paper, Inc. , as Lender

By:	/s/ Daniel Kamensky
Name:	Daniel Kamensky
Title:	Authorized Signatory

SIGNATURE PAGE TO CONSENT AND WAIVER NO. 1 TO THE HEALTHSOUTH SENIOR SUBORDINATED CREDIT AGREEMENT

CanPartners Investments IV LLC , as Lender

By:	/s/ Mitchell R. Julis
Name:	Mitchell R. Julis
Title:	Authorized Signatory

SIGNATURE PAGE TO CONSENT AND WAIVER NO. 1 TO THE HEALTHSOUTH SENIOR SUBORDINATED CREDIT AGREEMENT

Silver Oak Capital, LLC , as Lender

By:	/s/ Michael L. Gordon
Name:	Michael L. Gordon
Title:	Authorized Signatory

SIGNATURE PAGE TO CONSENT AND WAIVER NO. 1 TO THE HEALTHSOUTH SENIOR SUBORDINATED CREDIT AGREEMENT

Goldman Sachs Credit Partners, L.P. , as Lender

By:	/s/ Pedro Ramirez
Name:	Pedro Ramirez
Title:	Authorized Signatory

SIGNATURE PAGE TO CONSENT AND WAIVER NO. 1 TO THE HEALTHSOUTH SENIOR SUBORDINATED CREDIT AGREEMENT

Catalyst Senior Income Fund, LLC , as Lender

By: Catalyst Investment Management, LLC, its managing member

By:	/s/ Brad Levie
Name:	Brad Levie
Title:	Manager

SIGNATURE PAGE TO CONSENT AND WAIVER NO. 1 TO THE HEALTHSOUTH SENIOR SUBORDINATED CREDIT AGREEMENT

Merrill Lynch Global Investment Series: Income Strategies Portfolio , as Lender

By: Merrill Lynch Investment Managers, L.P., as Investment Advisor

By:	/s/ Kevin Booth
Name:	Kevin Booth
Title:	Authorized Signatory

SIGNATURE PAGE TO CONSENT AND WAIVER NO. 1 TO THE HEALTHSOUTH SENIOR SUBORDINATED CREDIT AGREEMENT

Diversified Income Strategies Portfolio, Inc., as Lender

By:	/s/ Kevin Booth
Name:	Kevin Booth
Title:	Authorized Signatory

SIGNATURE PAGE TO CONSENT AND WAIVER NO. 1 TO THE HEALTHSOUTH SENIOR SUBORDINATED CREDIT AGREEMENT

Debt Strategies Fund, Inc., as Lender

By:	/s/ Kevin Booth
Name:	Kevin Booth
Title:	Authorized Signatory

SIGNATURE PAGE TO CONSENT AND WAIVER NO. 1 TO THE HEALTHSOUTH SENIOR SUBORDINATED CREDIT AGREEMENT

Master U.S. High Yield Trust, as Lender

By:	/s/ Dan Evans
Name:	Dan Evans
Title:	Authorized Signatory

SIGNATURE PAGE TO CONSENT AND WAIVER NO. 1 TO THE HEALTHSOUTH SENIOR SUBORDINATED CREDIT AGREEMENT

Managed Account Series:High Income Portfolio, as Lender

By:	/s/ Dan Evans
Name:	Dan Evans
Title:	Authorized Signatory

SIGNATURE PAGE TO CONSENT AND WAIVER NO. 1 TO THE HEALTHSOUTH SENIOR SUBORDINATED CREDIT AGREEMENT

Merrill Lynch World Income Fund, as Lender

By:	/s/ Dan Evans
Name:	Dan Evans
Title:	Authorized Signatory

SIGNATURE PAGE TO CONSENT AND WAIVER NO. 1 TO THE HEALTHSOUTH SENIOR SUBORDINATED CREDIT AGREEMENT

ML Bond High Income, as Lender

By:	/s/ Dan Evans
Name:	Dan Evans
Title:	Authorized Signatory